UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Real Goods Solar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 04, 2013

REAL GOODS SOLAR, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000186662_1 R1.0.0.51160

Meeting Information

Meeting Type: Annual Meeting
For holders as of: October 17, 2013
Date: December 04, 2013 **Time:** 10:00 AM MDT
Location: Marriott Courtyard
948 West Dillon Road
Louisville, Colorado 80027

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Form 10-K 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 20, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R1.0.0.51160 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the 2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. 0000186662 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Internal Use marked by the arrow XXXX XXXX XXXX available and follow the instructions. Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 David L. Belluck 02 Kamyar (Kam) Mofid 03 John Schaeffer 04 Ian Bowles 05 Steven B. Kaufman 06 Robert L. Scott 07 Richard D. White 08 Pavel Bouska The Board of Directors recommends you vote FOR the following proposal(s): B 2 Approval, on an advisory basis, of named executive officer compensation. A R The Board of Directors recommends you vote 3 YEARS on the following proposal: C 3 An advisory vote on the frequency of holding future advisory votes on named executive officer compensation. O D NOTE: In the discretion of the proxies, on such other business as may properly come before the meeting and at any E adjournment(s) or postponement(s) thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees for director, FOR proposal 2, 3 years on proposal 3 and, in the discretion of the proxies, with respect to such other business as may properly come before the meeting. 51160 . 0 . 0 . R1 3 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx 0000186662 xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS 51160 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE . 0 . 0 . R1 4 0000186662 Broadridge Internal Use Only P99999-010 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope 12 # Sequence15 # # of # Sequence# OF ##